iShares®

iShares Trust

Supplement dated December 8, 2023 (the “Supplement”)

to the currently effective Statement of Additional Information (the “SAI”) for

the iShares® iBonds® Dec 2023 Term Muni Bond ETF* (IBML) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

*The iShares iBonds Dec 2023 Term Muni Bond ETF may also conduct business as the iBonds Dec 2023 Term Muni Bond ETF.

The Fund has liquidated effective December 8, 2023. All references to the Fund in the SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IBML-1223

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE